UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2008 (September 16, 2008)
Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52013	20-0640002
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

5 Penn Plaza (4th Floor), New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 246-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index

Item 1.02 Termination of a Material Definitive Agreement.
     On September 16, 2008, in connection with the Distribution (as defined and discussed below), the Professional Services Agreement, dated as of December 10, 1996, between Town Sports International, LLC (successor to Town Sports International, Inc.) (the “Company”) and Bruckmann, Rosser, Sherrill & Co., Inc. (the “Consultant”), which is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference, as amended by the First Amendment to the Professional Services Agreement, dated as of June 1, 2004, which amendment is filed as Exhibit 10.2 to this Form 8-K and is hereby incorporated by reference (collectively, the “Professional Services Agreement”), ceased to be in effect in accordance with its terms and as more fully discussed below. Under the Professional Services Agreement, the Consultant provided management and consulting services (including, without limitation, management, finance, marketing and strategic planning) to the Company and is affiliates in consideration of a retention fee of $250,000 per annum.
     Bruckmann, Rosser, Sherrill & Co., L.P. (the “Fund”) is an affiliate of the Consultant and, immediately prior to the Distribution (as defined below), was the beneficial owner of approximately 26.8% of the outstanding shares of common stock of Town Sports International Holdings, Inc. (the “Registrant”). Two of the Registrant’s directors, Bruce C. Bruckmann and J. Rice Edmonds are affiliated with the Fund.
     On September 16, 2008, the Fund distributed all the shares of the Registrant’s common stock held by it to its partners (the “Distribution”). As a result, immediately following the Distribution, the Fund held no shares of the Registrant’s or the Company’s common stock.
     Under Section 1 of the Professional Services Agreement, the Professional Services Agreement remains in effect as long as the Fund holds, directly or indirectly, the amount of the common stock of the Company or the Registrant specified therein. Immediately following the Distribution, the Fund ceased to hold any such common stock and, accordingly, the Professional Services Agreement ceased to be in effect in accordance with it terms.

Item 9.01 Financial Statements and Exhibits.
     Exhibit 10.1 – Professional Services Agreement dated as of December 10, 1996, between the Company and the Consultant (incorporated by reference to Exhibit 10.11 to the Registrant’s Registration Statement on Form S-4, filed on June 16, 2004).
     Exhibit 10.2 – First Amendment to the Professional Services Agreement dated as of June 1, 2004, by and between the Company and the Consultant (incorporated by reference to Exhibit 10.12 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC. (Registrant)
Date: September 18, 2008	By:	/s/ Daniel Gallagher
Daniel Gallagher
Chief Financial Officer

Exhibit Index

Exhibit No.

Exhibit 10.1	Professional Services Agreement dated as of December 10, 1996, between Town Sports International, LLC (successor to Town Sports International, Inc.) and Bruckmann, Rosser, Sherrill & Co., Inc. (incorporated by reference to Exhibit 10.11 to Town Sports International Holdings, Inc.’s Registration Statement on Form S-4, filed on June 16, 2004).

Exhibit 10.2	First Amendment to the Professional Services Agreement dated as of June 1, 2004, between Town Sports International, LLC (successor to Town Sports International, Inc.) and Bruckmann Rosser, Sherrill & Co., Inc. (incorporated by reference to Exhibit 10.12 to Town Sports International Holdings, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2004).

5